ANNUAL
REPORT
MARCH 31, 2000

AQUILA
CASCADIA
EQUITY FUND

[Graphic: Small picture of an antique pocketwatch in front of a larger picture of a cascading waterfall]

[Logo of the Aquila Group of Funds: an eagle's head]

ONE OF THE
AQUILASM GROUP OF FUNDS


ADVISER AND ADMINISTRATOR
      AQUILA MANAGEMENT CORPORATION
      380 Madison Avenue, Suite 2300
      New York, New York 10017

INVESTMENT SUB-ADVISER
      FERGUSON, WELLMAN, RUDD,
        PURDY & VAN WINKLE, INC.
      888 SW Fifth Avenue, Suite 1200
      Portland, Oregon 97204

BOARD OF TRUSTEES
      Lacy B. Herrmann, Chairman
      Vernon R. Alden
      David B. Frohnmayer
      James A. Gardner
      Diana P. Herrmann
      Sterling K. Jenson
      Raymond H. Lung
      John W. Mitchell
      Richard C. Ross
      Ralph R. Shaw

OFFICERS
      Lacy B. Herrmann, President
      James M. McCullough, Senior Vice President
      Kimball L. Young, Senior Vice President
      Sherri Foster, Vice President
      Diana P. Herrmann, Vice President
      Kerry A. Lemert, Vice President
      Christine L. Neimeth, Vice President
      Rose F. Marotta, Chief Financial Officer
      Richard F. West, Treasurer
      Edward M.W. Hines, Secretary

DISTRIBUTOR
      AQUILA DISTRIBUTORS, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
      PFPC Inc.
      400 Bellevue Parkway
      Wilmington, Delaware 19809

CUSTODIAN
      BANK ONE TRUST COMPANY, N.A.
      100 East Broad Street
      Columbus, Ohio 43271

INDEPENDENT AUDITORS
      KPMG LLP
      757 Third Avenue
      New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.

[Graphic: Small picture of an antique pocketwatch in front of a larger picture of a cascading waterfall]

                          AQUILA CASCADIA EQUITY FUND
                                 ANNUAL REPORT

                                                                    May 15, 2000

Dear Fellow Shareholders:

     We are pleased to present to you the Annual Report for Aquila Cascadia Equity Fund for the fiscal year ended March 31, 2000. The total return, exclusive of sales charges, produced by the Fund's Class A shares over this period was 43.1%. By way of comparison, the Bloomberg Northwest Index, which currently serves as one comparable "benchmark" for the Fund's performance, produced a total return of 41.7% over this same period. This dynamic return is pleasant to witness. However, the environment of the equity markets during this past year was unusual. Consequently, similar results on an annual basis may not be repeatable.

THE CASCADIA REGION CONTINUES ITS ECONOMIC GROWTH

     As a result of the continued economic activity in the various seven states within the Cascadia region, we are pleased to report that the Cascadia area continues to rank as one of the major growth regions of our country. It is important for you to know and appreciate that the absolute size of the Gross Domestic Product ("GDP") of the combined seven state Cascadia region - Oregon, Washington, Idaho, Utah, Nevada, Alaska and Hawaii - ranks this region's gross economy between 11th or 12th in the whole world - slightly behind the total produced by Canada and ahead of that of Mexico.

     Of equal importance is the character of the area. Due to the excellent quality of life available in the region, together with the generally dynamic entrepreneurial spirit that is intrinsic to the area, companies are more able to recruit skilled workers at a time when the job market is tight. We believe this is an important factor in contributing to the growth potential of the region.

INVESTMENT OPPORTUNITIES

     At present, there are a significant number of public companies - more than 300 - within the Cascadia region and thousands of additional private companies, with many of these private companies becoming publicly owned every year. All of these companies represent various industry sectors. Many of them participate in rapidly expanding markets. Consequently, they offer various diverse, interesting and dynamic investment prospects. This, in turn, presents for your Fund's portfolio management very exciting investment opportunities. Your Fund has the ability to select and invest in securities that may not necessarily be as well known as other companies in the country, but which are growing at a rapid rate that is highly attractive.

     What we have with the Cascadia region is the opportunity to invest in "our own backyard." Yet, in reality, many of the companies are also nationally and even internationally known. And, we can invest with great pride and potential for capital appreciation. Moreover, although we have the ability to invest in an area which, by itself, would be one of the very largest economies in the world, we can make such investments without any accounting differences, language barriers, currency exchange and cultural aspe cts or other detracting problems which one finds when investing in various countries throughout the world.


DEVELOPMENT PERIOD FOR THE FUND

     In a sense, the first 3 1/2 years ending March 31, 2000 represented a development period for Aquila Cascadia Equity Fund.

     From inception of the Fund, we have believed that the Cascadia region possessed the basic characteristics for sound capital appreciation from its investments. However, we wanted to prove out our basic theories. More importantly, we wanted to do so at a relatively low risk for investors.

     Because the industry base of the area is broadening considerably from what it used to be, we feel even more certain that the Cascadia region represents excellent potential for investors seeking growth of capital. Our investment approach has developed somewhat into one which is "growth at a reasonable price." Through this approach, it is our intent to invest in all kinds of industries that are present within the area at whatever price seems reasonable for the prevailing characteristics of the various industries.

     Nevertheless, we continue to pay careful attention to the elements of risk in the selection of any and all securities for the Fund's portfolio. Our intent in management of the Fund is to moderate downside risk for investment capital which may develop as a result of adverse conditions in companies, as well as the marketplace. Yet, this strategy still provides opportunities for capital growth participation.

     You should be aware that the Cascadia region, like other areas of our country, is an evolving one. Consequently, over time, there will be changes that do occur in various industries as well as companies in the area. In a sense, we have already seen the changes that have occurred in the Cascadia region. Over the last decade, we have seen this geographic area move from one which was primarily "wood chips" oriented to one that is driven by "micro chips." We will stay alert to these continuing potential changes. And, we will attempt to provide opportunities for investors to benefit from the evolution that will occur in companies, as well as in various industry sectors.

THE FUND'S KEY INVESTMENTS

     As of March 31, 2000, the Aquila Cascadia Equity Fund's key areas of investments and location of these investments were as follows:

[Graphic of a pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY MARKET SECTOR

TECHNOLOGY               39%
TRANSPORTATION            2%
UTILITIES                 3%
BASIC MATERIALS           7%
CAPITAL GOODS             6%
COMMUNICATION SERVICES    8%
CONSUMER CYCLICALS        9%
CONSUMER STAPLES          6%
ENERGY                    3%
FINANCE                   4%
HEALTHCARE               13%


[Graphic of a pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY STATE

HAWAII         2%
IDAHO          6%
NEVADA         1%
OREGON        19%
WASHINGTON    49%
UTAH           2%
OTHER         21%


     Listed below are the top ten holdings of the Fund as of March 31, 2000. While the individual holdings of the Fund and those that make up the top ten will vary over time, there is a common denominator in their selection. The common denominator is securities which possess "growth at a reasonable price," at time of purchase. In addition, we work to identify strong management teams who also possess an ownership position in their company's stock.

                                TOP TEN HOLDINGS

                               PERCENT
     COMPANY                OF NET ASSETS  STATE              MARKET SECTOR

     Immunex                     9.2%      Washington     Healthcare
     Intel                       8.6%      California     Technology
     Microsoft                   6.0%      Washington     Technology
     Costco Wholesale            5.7%      Washington     Consumer Cyclicals
     Triquint Semiconductor      5.3%      Oregon         Technology
     Nextlink Communications     4.9%      Washington     Communication Services
     Lattice Semiconductor       4.4%      Oregon         Technology
     Starbucks                   4.3%      Washington     Consumer Staples
     Micron Technology           3.9%      Idaho          Technology
     Hewlett-Packard             3.4%      California     Technology

INVESTMENT PHILOSOPHY AND RETURN ON INVESTMENT

     We again wish to emphasize that we remain committed to our investment philosophy and disciplines. We continue to look for companies with good growth prospects and strong management. It is our desire to purchase securities of these companies at as reasonable a price as possible. Furthermore, we will also continue to use our investment disciplines to control risk.

     The chart below shows the return on investment that the Fund has produced since its inception on September 9, 1996. This illustration is presented without sales charges. However, the return illustrates the point that with a disciplined approach and selectivity to moderate the degree of risk, one would have nearly doubled the level of their investment over the period of 3 1/2 years.


[Graphic of a mountain chart with the following information:]

GROWTH OF $10,000 SINCE INCEPTION (WITHOUT SALES CHARGES)

          9/96                $10,000
         12/96                $10,758
          6/97                $12,158
         12/97                $13,100
          6/98                $13,400
         12/98                $13,842
          6/99                $15,367
         12/99                $16,601
          3/00                $19,624


APPRECIATION

     Your confidence in Aquila Cascadia Equity Fund is greatly appreciated. We value your trust and will continue to do our best to merit your confidence.


                                                     Sincerely,

                                                     /s/  Lacy B. Herrmann

                                                     ---------------------

                                                     Lacy B. Herrmann
                                                     President and  Chairman
                                                     of the Board of Trustees

In keeping with industry standards, total return figures indicated above do not include sales charges, but do reflect reinvestment of dividends and capital gains. Different classes of shares are offered and their performance will vary because of differences in sales charges and fees paid by shareholders investing in different classes. The performance shown represents that of Class A shares, adjusted to reflect the absence of sales charges, which is currently a maximum amount of 4.25% for this Class. Management fees and certain expenses are being absorbed. Returns would be less if sales charges, management fees, and expenses, were fully applied. Share net asset value and investment return fluctuate so that an investor may receive more or less than original investment upon redemption. The prospectus of the Fund, which contains more complete information, including management fees and expenses and which discusses the special risk considerations of the geographic concentration strategy of the Fund, should, of course, be carefully reviewed before investing.

                               PERFORMANCE REPORT

     The graph below illustrates the value of $10,000 invested in Class A Shares of Aquila Cascadia Equity Fund (the "Fund") since the commencement of its investment operations on September 9, 1996 and maintaining this investment through the Fund's latest fiscal year-end, March 31, 2000 as compared with a hypothetical similar-size investment in the Bloomberg Northwest Index (the "Index") over the same period. The Fund has been managed, since its inception, to provide capital appreciation through selection of equity securities based on growth at a reasonable price with a value bias. The Fund's universe of companies are primarily within the seven state "Cascadia" region.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include operating expenses nor sales charges but does reflect reinvestment of dividends. It should also be noted that the Index is a Northwest-oriented, unmanaged portfolio of 75 equity securities, of companies based in Alaska, Idaho, Oregon and Washington. However, the Fund's investment portfolio consisted over the same period of a significant lesser number of securities primarily of companies domiciled in the seven-state "Cascadia" region of our country.

     The market prices and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which may well result in variances from the market action of the securities in a four state only index. Furthermore, whatever the difference in the performance in the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index.


[Graphic of a line chart with the following information:]

                                                 Fund's Class A Shares
          Bloomberg Northwest Index     With Sales Charge   Without Sales Charge

9/9/96              $10,000                   $9,575               $10,000
  9/96              $10,267                   $9,840               $10,275
  3/97              $10,828                  $10,335               $10,792
  9/97              $14,201                  $12,721               $13,283
  3/98              $15,025                  $13,480               $14,075
  9/98              $11,525                  $11,093               $11,583
  3/99              $14,983                  $13,136               $13,717
  9/99              $15,753                  $13,879               $14,492
  3/00              $21,235                  $18,794               $19,624


                                            AVERAGE ANNUAL TOTAL RETURN
                                         FOR PERIODS ENDED MARCH 31, 2000

                                                             SINCE
                                             1 YEAR        INCEPTION

Class A (9/9/96)
    With Sales Charge                        36.99%          19.40%
    Without Sales Charge                     43.07%          20.86%

Class C (9/9/96)
    With CDSC                                40.90%          20.07%
    Without CDSC                             41.94%          20.07%

Class Y (9/9/96)
    No Sales Charge                          43.32%          21.10%

Bloomberg Northwest Index                    41.70%          23.21% (Class A)
                                             41.70%          23.21% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.25% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE

FUND PERFORMANCE

     For the fiscal year ended March 31, 2000, the Aquila Cascadia Equity Fund's Class A shares had a total return of 43.1%. This compares favorably with the Bloomberg Northwest Index which posted a total return of 41.7% over the same period. Since the Fund's inception 3 1/2 years ago on September 9, 1996, the Aquila Cascadia Equity Fund has enjoyed an overall total return of 96.2% - nearly double one's initial investment. These returns do not, however, reflect any sales charges.

     The results for the Fund's latest fiscal year are indicative of the incredibly strong market conditions for technology stocks. The NASDAQ index over the Fund's fiscal year was up 86%, while the S&P 500 index showed a gain of only 17%. The Fund itself benefited greatly from its over-weighting in technology stocks, as well as, biotechnology and communication holdings - all of which industries are intrinsic to the Cascadia area.

     Over the last fiscal year, the Fund has purchased securities of some of the most compelling growth companies in the Cascadia region. While you can expect the portfolio to continue to hold some of the core Cascadia names such as Boeing, Nike, Microsoft, Intel, Hewlett Packard and Costco, we also are constantly searching for emerging companies with higher growth expectations. New additions last year included Immunex, Triquent and Nextlink. In the final quarter of the past fiscal year, we witnessed a shift by investors toward companies with basic earnings, as well as interesting business plans.

     Some stocks turned in a performance that was truly amazing during the 1999 calendar year. For example, Nextlink was up 495%, Immunex was up 379% and Triquint was up over 1,000%. Though we are always mindful of the impact of capital gains, we have trimmed our positions in these holdings in order to diversify the Fund as well as book some of the spectacular gains in these stocks. It is interesting to note that all three of these companies are in different economic sectors - telecommunications, biotechnology and wireless telecommunications - yet they represent the dynamic growth prospects in the region. We would also like to point out that the technology stocks in the portfolio were up 152% during the Fund's last fiscal year. This sector now represents 38.5% of the overall portfolio.

     As you probably realize, the equity markets were quite disparate last year. This is the other side of the technology coin. Three stocks that hurt the Fund's performance this past fiscal year were Hollywood Entertainment (down 57%), Kroger (down 41%), and Albertson's (down 43%). The magnitude of this behavior was quite disappointing. Consequently, we sold the entire position in Albertson's, primarily to realize a loss and offset some gains in other areas. We still believe that the Kroger/Fred Meyer story is basically intact. However, this area of investment is just not witnessing purchasing dollars by investors. Over the near term, Hollywood Entertainment's venture into the Internet has been disappointing. However, we are still hopeful that the company can find a way to realize some shareholder value from this area in the nearer term future.


ECONOMIC OVERVIEW

     During the past 12 months the US economy continued its record expansion. We have had a "4x4x4" economy - 4 straight years of better than 4% GDP growth with only 4% unemployment. The performance of the economy has been like Murphy's Law in reverse - virtually everything that could go right, did go right. It appears to us that with the recovery of the various global markets, the overall economic condition of the world can only be described as being quite favorable.

THE REGION

     We continue to be very positive about the growth prospects for the Cascadia region. In addition, we are excited about the kind of companies that are emerging throughout the entire 7-state territory. For example, Seattle and Salt Lake City have both become home to biotechnology companies. While we realize the inherent volatility in biotechnology stocks, we still believe that biotechnology stocks represent incredible long-term growth stories. Microsoft has helped turn Seattle into a technology Mecca. Similarly, Portland continues to nurture many high tech companies as well.

CONCLUSION/OUTLOOK

     In terms of market action during this coming fiscal year, we can visualize that it may well feature the renaissance of the "old-economy" stocks. Many different types of companies throughout the United States will be huge beneficiaries of the dynamic technological changes existent in our world today. The current technology-driven productivity era is unlikely to exhaust itself for some time. We will continue to focus on building for the Fund an overall portfolio that provides growth prospects that are the hallmark of the Cascadia region. It is our intent to focus upon a core group of companies and also surround them with securities of those companies that we believe will provide an attractive risk/return trade-off. Our current thinking is that we will remain invested in many different economic sectors of the Standard & Poor's 500 Index in an effort to provide stability to the Fund's overall portfolio. In addition, however, we will try to emphasize in our investments, securities of companies that possess a near-term catalyst that would enable the companies to realize their full value.

     Currently, we believe that technology will continue to lead us into this next fiscal year of the Fund. However, we also look for the stock market to broaden which should allow other sectors in the market to participate. As investors look for companies within the stock market that will benefit from the dynamism enveloping the global economy, we believe that several of the basic industries will be rewarding investments. However, you should be aware that volatility will remain high as the stock market continues to digest both the effects of higher interest rates, and the tug-of-war between the "old economy" and the "new economy".

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in white in front of them]

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Aquila Cascadia Equity Fund:

     We have audited the accompanying statement of assets and liabilities of Aquila Cascadia Equity Fund, including the statement of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 13, 1996 (commencement of operations) through March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Cascadia Equity Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 13, 1996
(commencement of operations) through March 31, 1997, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP


New York, New York
May 2, 2000

                          AQUILA CASCADIA EQUITY FUND
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 2000

                                                                       MARKET
 SHARES      COMMON STOCKS - 99.7%                                      VALUE

             BASIC MATERIALS - 6.8%
             PAPER & FOREST PRODUCTS - 6.8%
  10,750     Boise Cascade Corp.                                    $    373,563
  22,250     Longview Fibre Co.                                          328,187
  20,000     Louisiana Pacific                                           277,500
   5,000     Weyerhaeuser Co.                                            285,000
                                                                       1,264,250

             CAPITAL GOODS - 5.6%
             AEROSPACE/DEFENSE - 2.0%
   9,600     Boeing                                                      364,200

             ELECTRICAL EQUIPMENT - 1.6%
   5,200     Electro Scientific Industries+                              301,600

             TRUCKS & PARTS - 2.0%
   7,630     PACCAR Inc.                                                 381,500

             COMMUNICATION SERVICES - 8.3%
             LONG DISTANCE/TELEPHONE - 1.4%
   3,600     GTE Corp.                                                   255,600

             TELECOM - CELLULAR - 1.1%
   4,300     Western Wireless Communications+                            196,994

             TELECOM - WIRELESS - 0.9%
  12,300     Metro One Telecommunications +                              164,512

             TELEPHONE - 4.9%
   7,400     Nextlink Communications                                     915,288

             CONSUMER CYCLICALS - 9.1%
             BUILDING MATERIALS/BUILDING SUPPLY - 0.1%
     216     Lowe's Companies                                             12,609

             FOOTWEAR - 1.4%
   6,400     Nike Inc. Class B                                           253,600


             RETAIL - GENERAL MERCHANDISE/SPECIALTY - 7.6%
   3,500     Amazon.com+                                                 234,500
  20,000     Costco Wholesale Corp.+                                   1,051,250
  16,800     Hollywood Entertainment Corp. +                             135,450
                                                                       1,421,200

             CONSUMER STAPLES - 6.0%
             FOODS - 1.7%
  17,816     Kroger Co. +                                                312,894

             RESTAURANTS - 4.3%
  17,900     Starbucks Corporation +                                     802,144

             ENERGY - 2.5%
             OIL - DOMESTIC - 2.5%
   5,350     Atlantic Richfield Co.                                      454,750

             FINANCE - 4.3%
             BANKS - MAJOR REGIONAL - 3.0%
  14,600     Banc West Corp.                                             288,350
  15,000     Columbia Bancorp                                             84,375
   4,200     Zions Bancorp                                               174,825
                                                                         547,550

             SAVINGS & LOAN - 1.3%
   9,375     Washington Mutual Inc.                                      248,437

             HEALTHCARE - 13.3%
             BIOTECH - 0.3%
   1,000     Myriad Genetics Inc.+                                        60,250

             DRUGS - 3.4%
  10,500     Corixa Corp. +                                              433,125
   5,500     Icos Corporation +                                          198,687
                                                                         631,812

             DRUGS-MAJOR - 9.6%
  27,000     Immunex Corp. +                                           1,712,812
   5,000     NPS Pharmaceuticals+                                         75,313
                                                                       1,788,125


             TECHNOLOGY - 38.5%
             COMPUTER HARDWARE & SOFTWARE SERVICES - 10.9%
   4,690     Hewlett-Packard Co.                                         621,718
  10,435     Microsoft Corp.+                                          1,108,719
   4,000     Webtrends Corp.+                                            288,000
                                                                       2,018,437

             ELECTRONICS - 24.3%
  12,060     Intel Corp.                                               1,591,166
  12,000     Lattice Semiconductor +                                     812,250
  25,700     Mentor Graphics Corp. +                                     388,712
   5,800     Micron Technology Inc. +                                    730,800
  13,500     Triquint Semiconductor +                                  4,515,178

             INTERNET SOFTWARE - 3.3%
   4,250     Go2net Inc. +                                               342,391
   4,800     Realnetworks Inc. +                                         273,300
                                                                         615,691

             TRANSPORTATION - 1.9%
             AIR FREIGHT/AIRLINES - 1.9%
   6,800     Airborne Freight Corporation                                163,200
   6,150     Alaska Air Group Inc.+                                      184,884
                                                                         348,084

             UTILITIES - 3.4%
             NATURAL GAS - 3.4%
   8,300     Southwest Gas Corporation                                   158,219
  10,900     Williams Companies Inc.                                     478,919
                                                                         637,138

             Total Common Stocks (cost $10,356,915*)    99.7%         18,511,843
             Other assets in excess of liabilities       0.3              63,343
             Net Assets                                100.0%       $ 18,575,186


             * Cost for Federal tax purposes is identical.
             + Non-income producing security.

  See accompanying notes to financial statements.

                          AQUILA CASCADIA EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000

ASSETS
    Investments at market value (cost $10,356,915)                              $ 18,511,843
    Cash                                                                              56,392
    Deferred organization expenses (note 2)                                           27,856
    Receivable for Fund shares sold                                                   16,286
    Dividends receivable                                                               7,493
         Total assets                                                             18,619,870

LIABILITIES
    Management fees payable                                                            9,641
    Distribution fees payable                                                          6,063
    Payable for Fund shares redeemed                                                   1,500
    Accrued expenses                                                                  27,480
         Total liabilities                                                            44,684

NET ASSETS                                                                      $ 18,575,186

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares
         par value $.01 per share                                               $      8,149
    Additional paid-in capital                                                    10,134,328
    Net unrealized appreciation on investments                                     8,154,928
    Accumulated net realized gain on investments                                     277,781
                                                                                $ 18,575,186

CLASS A
    Net Assets                                                                  $  1,892,971
    Capital shares outstanding                                                        83,323
    Net asset value and redemption price per share                              $      22.72
    Offering price per share (100/95.75 of $22.72 adjusted to nearest cent)     $      23.73

CLASS C
    Net Assets                                                                  $  2,061,240
    Capital shares outstanding                                                        92,935
    Net asset value and offering price per share                                $      22.18
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower,
         if redeemed during the first 12 months after purchase)                 $      22.18*

CLASS Y
    Net Assets                                                                  $ 14,620,975
    Capital shares outstanding                                                       638,610
    Net asset value, offering and redemption price per share                    $      22.89

                See accompanying notes to financial statements.

                          AQUILA CASCADIA EQUITY FUND
                            STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED MARCH 31, 2000

INVESTMENT INCOME:
      Dividends                                                                           $   194,874

Expenses:
      Advisory and Administrative fees (note 3)                        $ 134,085
      Sub-Advisory fees (note 3)                                         116,921
      Distribution and service fees (note 3)                              21,595
      Legal fees                                                          30,967
      Shareholders' reports                                               25,856
      Amortization of organization expenses (note 2)                      19,720
      Transfer and shareholder servicing agent fees                       15,580
      Audit and accounting fees                                           15,250
      Trustees' fees and expenses                                         11,298
      Registration fees                                                    3,620
      Custodian fees                                                       2,425
      Miscellaneous                                                        3,995
                                                                         401,312

      Advisory and Administrative fees waived (note 3)                   (76,711)
      Sub-Advisory fees waived (note 3)                                  (59,547)
      Expenses paid indirectly (note 6)                                   (2,425)
        Net expenses                                                                          262,629
      Net investment loss                                                                     (67,755)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain from securities transactions                   1,233,868
      Change in unrealized appreciation on investments                 5,038,882

      Net realized and unrealized gain on investments                                       6,272,750
      Net increase in net assets resulting from operations                                $ 6,204,995

See accompanying notes to financial statements.

                          AQUILA CASCADIA EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED MARCH 31,
                                                                        1999                 1998
OPERATIONS:
    Net investment loss                                             $    (67,755)        $     -
    Net realized gain (loss) from securities transactions              1,233,868             (154,745)
    Change in unrealized appreciation on investments                   5,038,882             (259,547)
        Change in net assets from operations                           6,204,995             (414,292)

DISTRIBUTIONS TO SHAREHOLDERS (note 5):
    Class A Shares:
    Net investment income                                                 -                   -
    Net realized gain on investments                                     (81,288)             -

    Class C Shares:
    Net investment income                                                 -                   -
    Net realized gain on investments                                     (58,813)             -

    Class Y Shares:
    Net investment income                                                 -                   -
    Net realized gain on investments                                    (504,879)             -
        Change in net assets from distributions                         (644,980)             -

CAPITAL SHARE TRANSACTIONS (note 7):
    Proceeds from shares sold                                            626,528            1,204,906
    Reinvested dividends and distributions                               450,542              -
    Cost of shares redeemed                                           (3,778,681)          (1,400,793)
        Change in net assets from capital share transactions          (2,701,611)            (195,887)

        Change in net assets                                           2,858,404             (610,179)

NET ASSETS:
    Beginning of period                                               15,716,782           16,326,961

    End of period                                                   $ 18,575,186         $ 15,716,782


See accompanying notes to financial statements.

1.  ORGANIZATION

     Aquila Cascadia Equity Fund (the "Fund"), is a diversified open-end investment company organized as a Massachusetts business trust. The Fund began its current investment operations as a capital appreciation fund on September 9, 1996.

     The Fund is authorized to issue an unlimited number of shares and began offering Class A, Class C and Class Y shares on August 13, 1996. Class A shares are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.


d)   ORGANIZATION  EXPENSES:  The  Fund's  organizational   expenses  have  been
     deferred and are being amortized on a straight-line basis over five years.

e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and l iabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     Management   affairs  of  the  Fund  are  conducted  through  two  separate management arrangements.

     Aquila Management Corporation, the Fund's founder and sponsor, serves as Adviser and Administrator (the "Adviser") for the Fund under an Advisory and Administration Agreement. Under this agreement, the Adviser provides such advisory services to the Fund, in addition to those services provided by the Sub-Adviser, as the Adviser deems appropriate. Besides its advisory services, it also provides all administrative services, other than those relating to the Fund's investment portfolio handled by the Sub-Adviser. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess above $50 million.

     The Fund also has an Investment Sub-Advisory Agreement with Ferguson, Wellman, Rudd, Purdy & Van Winkle, Inc. (the "Sub-Adviser"). Under this agreement, the Sub-Adviser supervises the investment program of the Fund and the composition of its portfolio, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess above $50 million.


     For the year ended March 31, 2000, the Fund incurred fees under the Advisory and Administration Agreement and Sub-Advisory Agreement of $134,085 and $116,921, respectively, of which amounts $76,711 and $59,547, respectively, were voluntarily waived.

     Specific details as to the nature and extent of the services provided by the Adviser and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the year ended March 31, 2000, service fees on Class A Shares amounted to $5,587, of which the Distributor received $375.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended March 31, 2000, amounted to $12,006. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended March 31, 2000, amounted to $4,002. The total of these payments with respect to Class C Shares amounted to $16,008, of which the Distributor received $7,491.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the Fund's general investment region, with the bulk of sales commissions inuring to such dealers. For the year ended March 31, 2000, total commissions on sales of Class A Shares amounted to $5,494, of which the Distributor received $927.


4. PURCHASES AND SALES OF SECURITIES

     For the year ended March 31, 2000, purchases of securities and proceeds from the sales of securities aggregated $6,358,694 and $9,798,641, respectively.

     At March 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $8,853,025 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $698,097, for a net unrealized appreciation of $8,154,928.

5. DISTRIBUTIONS

     The Fund anticipates that, to the extent necessary, income generated by its investment portfolio will be used primarily to offset the Fund's operating expenses. Whatever income that accrues above the level of the Fund's operating expenses will be distributed annually to shareholders. Net realized capital gains, if any, will be distributed annually and are taxable.

     Distributions are recorded by the Fund on the ex-dividend date and paid to shareholders in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains.

6. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.


7. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                               YEAR ENDED                              YEAR ENDED
                                             MARCH 31, 2000                          MARCH 31, 1999
                                        SHARES            AMOUNT                SHARES            AMOUNT
CLASS A SHARES:
    Proceeds from shares sold           14,162         $    269,760               6,875         $  103,021
    Reinvested dividends and
        distributions                    1,580               29,989                -                -
    Cost of shares redeemed            (61,180)          (1,277,766)            (38,529)          (612,838)
        Net change                     (45,438)            (978,017)            (31,654)          (509,817)

CLASS C SHARES:
    Proceeds from shares sold           14,162              267,567              34,110            535,043
    Reinvested dividends and
      distributions                        185                3,437                -                -
    Cost of shares redeemed             (7,534)            (136,326)             (5,770)           (94,346)
        Net change                       6,813              134,678              28,340            440,697

CLASS Y SHARES:
    Proceeds from shares sold            4,406               89,201              33,127            566,842
    Reinvested dividends and
      distributions                     21,827              417,116                -                -
    Cost of shares redeemed           (125,100)          (2,364,589)            (42,384)          (693,609)
        Net change                     (98,867)          (1,858,272)             (9,257)          (126,767)

Total transactions in Fund
        shares                        (137,492)        $ (2,701,611)            (12,571)        $ (195,887)


                          AQUILA CASCADIA EQUITY FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         CLASS A                                      CLASS C
                                                                     PERIOD(1)                                     PERIOD(1)
                                          YEAR ENDED MARCH 31,         ENDED           YEAR ENDED MARCH 31,          ENDED
                                        2000      1999      1998   MARCH 31, 1997     2000      1999      1998   MARCH 31, 1997
Net Asset Value, Beginning of
    Period                             $16.46    $16.89    $12.95      $12.00        $16.21    $16.76    $12.95      $12.00

Income from Investment Operations:
    Net investment loss                 (0.10)      -         -           -           (0.24)      -         -           -
    Net gain (loss) on securities
      (both realized and unrealized)     7.05     (0.43)     3.94        0.95          6.90     (0.55)     3.81        0.95

    Total from Investment Operations     6.95     (0.43)     3.94        0.95          6.66     (0.55)     3.81        0.95

Less Distributions (note 5):
    Dividends from net investment
      income                              -         -         -           -             -         -         -           -
    Distributions from capital gains    (0.69)      -         -           -           (0.69)      -         -           -

    Total Distributions                 (0.69)      -         -           -           (0.69)      -         -           -

Net Asset Value, End of Period         $22.72    $16.46    $16.89      $12.95        $22.18    $16.21    $16.76      $12.95

Total Return (not reflecting sales
    charge) (%)                         43.07    (2.55)     30.42        7.92+        41.94     (3.28)    29.42        7.92+

Ratios/Supplemental Data
    Net Assets, End of Period
      ($ thousands)                     1,893     2,119     2,709       1,615         2,061     1,396       968         350
    Ratio of Expenses to Average
      Net Assets (%)                     1.67      1.92      1.77        1.34*         2.42      2.65      2.53        1.38*
    Ratio of Net Investment Loss
      to Average Net Assets (%)         (0.53)    (0.25)    (0.18)      (0.16)*       (1.30)    (1.00)    (0.96)      (0.16)*
    Portfolio Turnover Rate (%)         37.46     26.62     29.38        3.53+        37.46     26.62     29.38        3.53+

The expense and net investment loss ratios without the effect of the Adviser's and Administrator's voluntary waiver of fees and the Adviser's voluntary expense reimbursement were:

    Ratio of Expenses to Average
      Net Assets (%)                     2.44      2.37      2.76        4.63*         3.20      3.09      3.53        5.39*
    Ratio of Net Investment Loss to
      Average Net Assets (%)            (1.30)    (0.70)    (1.17)      (3.45)*       (2.08)    (1.44)    (1.96)      (4.17)*

The expense ratios after giving effect to the waivers, expense reimbursement, and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average
      Net Assets (%)                     1.65      1.80      1.75        1.18*         2.40      2.54      2.51        1.22*

(1) For the period August 13, 1996 (commencement of operations) through March 31, 1997.
 +   Not annualized.
 *   Annualized.

                          AQUILA CASCADIA EQUITY FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                CLASS Y
                                                                                                                    PERIOD(1)
                                                                              YEAR ENDED MARCH 31,                    ENDED
                                                                         2000         1999         1998          MARCH 31, 1997
Net Asset Value, Beginning of Period                                    $16.55       $16.94       $12.96             $12.00

Income from Investment Operations:
    Net investment loss                                                  (0.05)         -            -                  -
    Net gain (loss) on securities (both realized and unrealized)          7.08        (0.39)        3.98               0.96

    Total from Investment Operations                                      7.03        (0.39)        3.98               0.96

Less Distributions (note 5):
    Dividends from net investment income                                   -            -            -                  -
    Distributions from capital gains                                    (0.69)          -            -                  -

    Total Distributions                                                 (0.69)          -            -                  -

Net Asset Value, End of Period                                          $22.89       $16.55       $16.94             $12.96

Total Return (not reflecting sales charge) (%)                           43.32        (2.30)       30.71               8.00+

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)                             14,621       12,202       12,649              7,393
    Ratio of Expenses to Average Net Assets (%)                           1.42         1.66         1.52               1.40*
    Ratio of Net Investment Loss to Average Net Assets (%)               (0.28)         -           0.07              (0.16)*
    Portfolio Turnover Rate (%)                                          37.46        26.62        29.38               3.53+

The expense and net investment loss ratios without the effect of the Adviser's and Administrator's voluntary waiver of fees and the Adviser's voluntary expense reimbursement were:

    Ratio of Expenses to Average Net Assets (%)                           2.20         2.11         2.51               4.38*
    Ratio of Net Investment Loss to Average Net Assets (%)               (1.06)       (0.45)       (0.92)             (3.14)*

The expense ratios after giving effect to the waivers, expense reimbursement, and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)                           1.40         1.55         1.50               1.24*

(1) For the period August 13, 1996 (commencement of operations) through March 31, 1997.
    Not annualized.
 *   Annualized.

See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended March 31, 2000, $192,744 of dividends paid by Aquila Cascadia Equity Fund, constituting 29.88% of total dividends paid during fiscal 2000, were exempt-interest dividends and the balance of the dividends paid was ordinary dividend income.

     The percentage of investment company taxable income eligable for the dividends received deduction available for certain corporate shareholders with respect to the fiscal year ended March 31, 2000 is 100%.

     Prior to January 31, 2000, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1999 CALENDAR YEAR.